MINISTRY OF JUSTICE	REGISTRAR OF COMPANIES

THE STATE OF ISRAEL

Companies Ordinance (New Version) 5743-1983

CERTIFICATE OF THE INCORPORATION AND REGISTRATION OF A PRIVATE COMPANY

This is to certify that
TELCATEL TELETEC THE ADVANCED TELECOMMUNICATION COMPANY LIMITED

was incorporated under the Companies Ordinance as a limited company on

This	7th day of the month of December, 1993
23rd day in the month of Kislev 5754

Given under my hand at Jerusalem this	7th day in the month of September, 1993
23rd day in the month of Kislev 5754

Company No.	51-188910-7

signed
Registrar of Companies

MINISTRY OF JUSTICE	REGISTRAR OF COMPANIES

STATE OF ISRAEL

The Companies Ordinance [New Version] 5743-1983

CERTIFICATE OF CHANGE OF NAME

I hereby certify that according to a special resolution and pursuant to section 37 of the Companies Ordinance [New Version] 5743-1983 the Company:

TELCATEL TELETEC THE ADVANCED TELECOMMUNICATION COMPANY LIMITED

has changed its name, and from henceforth will be called by the name:

SCOPUS IMAGING LTD.

and the above amended name has been registered in the Companies Registry.

Given under my hand at Jerusalem this	13th day in the month of March, 1994
1th day in the month of Nisan 5754

Company No.	51-188910-7

signed
Registrar of Companies

MINISTRY OF JUSTICE	REGISTRAR OF COMPANIES
STATE OF ISRAEL

The Companies Ordinance [New Version] 5743-1983

CERTIFICATE OF CHANGE OF NAME

I hereby certify that according to a special resolution and pursuant to section 37 of the Companies Ordinance [New Version] 5743-1983 the Company:

SCOPUS IMAGING LTD.

has changed its name, and from henceforth will be called by the name:

SCOPUS D.V.C. LTD.

and the above amended name has been registered in the Companies Registry.

Given under my hand at Jerusalem this	12th day in the month of February, 1995
12th day in the month of Adar 5755

Company No.	51-188910-7

signed
Registrar of Companies

MINISTRY OF JUSTICE	REGISTRAR OF COMPANIES

STATE OF ISRAEL

The Companies Ordinance [New Version] 5743-1983

CERTIFICATE OF CHANGE OF NAME

I hereby certify that according to a special resolution and pursuant to section 37 of the Companies Ordinance [New Version] 5743-1983 the Company:

SCOPUS D.V.C. LTD.

has changed its name, and from henceforth will be called by the name:

TADIRAN SCOPUS LTD.

and the above amended name has been registered in the Companies Registry.

Given under my hand at Jerusalem this	25th day in the month of September, 1996
12th day in the month of Tishrei 5757

Company No.	51-188910-7

signed
Registrar of Companies

MINISTRY OF JUSTICE	REGISTRAR OF COMPANIES

STATE OF ISRAEL
The Companies Law, 5759-1999

CERTIFICATE OF CHANGE OF NAME OF A COMPANY

Pursuant to the power vested in me according to section 31(b) of the Companies Law, 5759-1999 I hereby certify that the company

SCOPUS NETWORK TECHNOLOGIES LTD.

has changed its name, and from henceforth it will be called by the name:

SCOPUS VIDEO NETWORKS LTD.

01/09/05
27 Av 5761

Given under my hand at Jerusalem
03/04/01
9 Nissan 5765
Company No. 511889107

Yehuda Katz, Advocate
signed
pp. Registrar of Companies

MINISTRY OF JUSTICE	REGISTRAR OF COMPANIES

STATE OF ISRAEL
The Companies Law, 5759-1999

CERTIFICATE OF CHANGE OF NAME OF A COMPANY

Pursuant to the power vested in me according to section 31(b) of the Companies Law, 5759-1999 I hereby certify that the company

TADIRAN SCOPUS LTD.

has changed its name, and from henceforth it will be called by the name:

SCOPUS NETWORK TECHNOLOGIES LTD.

03/04/01
9 Nissan 5761

Given under my hand at Jerusalem
03/04/01
9 Nissan 5761

Company No. 511889107

Yehuda Katz, Advocate
signed
pp. Registrar of Companies